Exhibit (c)




                  SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



CERTIFICATE NUMBER     DATE                           SHARES     ACCOUNT NUMBER











                                SEE REVERSE FOR CERTAIN DEFINITIONS



THIS IS TO CERTIFY THAT








is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF
THE CAPITAL STOCK OF SELIGMAN           SERIES, INC. transferable on the books
of said Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Clerk or Transfer Agent.

          Witness the signature of the duly authorized officers of said Corporation.


CORPORATE  Countersigned:
  SEAL                   SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.
           By                                                          Chairman




                                               Transfer Clerk         Secretary




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         THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACT
OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - as tenants in common  UNIF GIFT/TRANSF MIN ACT - .....Custodian......
                                                          (Cust)        (Minor)
TEN ENT - as tenants by the entireties
                                        under Uniform Gifts/Transfers to Minors
JT TEN  - as joint tenants with right
          of survivorship and not as             Act ..........................
          tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.


     The Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Transportation and By-Laws of said Corporation, and all amendments from time to time made thereto, to all of which the holder by acceptance hereof assents. Any shareholder can require the Corporation to redeem all or any part of its Capital Stock owned by them upon written request and upon surrender to the Corporation or its designated agent of the certificates for his shares in proper form for redemption.




PLEASE INSERT TAXPAYER IDENTIFICATION     For value received, I/We hereby sell,
          STAMP OF ASSIGNEE               assign and transfer unto
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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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                                                          (____________) shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


--------------------------------------------------------------------- attorney.
to transfer the said stock on the books of the within named Corporation with full power of substitution in the in the premises.


Dated                                 Signature(s)
     ---------------------------                  -----------------------------


SIGNATURE GUARANTEED BY         (THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                CHANGE WHATEVER.)


                                DELIVERY FOR TRANSFER OR REDEMPTION SHOULD BE MADE TO SELIGMAN DATA CORP., 100 PARK AVENUE, 2ND FLOOR, NEW YORK, N.Y. 10017




     SIGNATURE GUARANTEES MUST BE PROVIDED BY AN ELIGIBLE INSTITUTION AS DEFINED IN RULE 17AD-15 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, SUBJECT TO THE STANDARDS AND PROCEDURES ADOPTED BY THE ISSUER AS DESCRIBED IN THE PROSPECTUS. A SIGNATURE GUARANTEE IS REQUIRED FOR REDEMPTION ONLY WHEN THE SHARES HAVE A VALUE OF $50,000 OR MORE, OR WHEN THE CHECK IS TO BE MADE PAYABLE TO OTHER THAN THE REGISTERED HOLDER(S) OR IS TO BE MAILED TO AN ADDRESS OTHER THAN THAT OF RECORD.